SPDR® Galaxy Digital Asset Ecosystem ETF
DECO
(NASDAQ Ticker)
Summary Prospectus-September 9, 2024
Before you invest in the SPDR® Galaxy Digital Asset Ecosystem ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated September 9, 2024, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at https://www.ssga.com/spdrs.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR Galaxy Digital Asset Ecosystem ETF (the “Fund”) seeks to provide long term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.65%
1
“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$66	$208
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.
The Fund's Principal Investment Strategy
Galaxy Digital Capital Management LP (the “Sub-Adviser”) seeks to achieve the Fund's investment objective by investing, directly or indirectly, in (i) equity securities of foreign and domestic companies within the crypto asset and blockchain industries, (ii) exchange-traded funds (“ETFs”) that primarily hold bitcoin and/or ether futures contracts (“Crypto Asset Futures ETFs”), (iii) bitcoin and ether futures contracts (“crypto asset futures”), and (iv) exchange-traded products that hold bitcoin or ether as a reference asset (“Spot Crypto Asset ETPs”) (collectively, the “Digital Asset Ecosystem”). A company is considered to be within the crypto asset or blockchain industry if for example it: mines, validates, or processes crypto asset transactions (e.g., Bitcoin miners, validators); develops, provides, or supports blockchain-related software, hardware, or services (e.g., blockchain platforms, wallets, smart

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contract developers); offers crypto-related financial services (e.g., trading platforms, brokers, lenders, custodians); accepts or processes crypto asset payments (e.g., merchants, payment processors); provides infrastructure or support services for blockchain or crypto asset companies (e.g., data centers, security providers); develops or uses blockchain technology for operational purposes (e.g., supply chain management, identity verification); invests in or owns crypto assets or blockchain-related assets (e.g., venture capital firms, investment funds); provides education, research, or consulting services related to blockchain or crypto assets (e.g., research institutions, consulting firms).
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), directly or indirectly, in Digital Asset Ecosystem investments and other instruments that provide exposure to the Digital Asset Ecosystem. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Fund expects to gain exposure to Spot Crypto Asset ETPs and crypto asset futures by investing in a wholly-owned subsidiary, an exempted limited company organized under the laws of the Cayman Islands (“Subsidiary”). The Subsidiary and the Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA FM), which are intended to provide liquidity, preserve capital, and serve as collateral for the Subsidiary's or Fund's derivative instruments. Collective exposure to Crypto Asset Futures ETFs, Spot Crypto Asset ETPs and crypto asset futures will not exceed 25% of the Fund's assets. The Fund does not invest directly in crypto assets.
The Sub-Adviser employs a fundamental process for investment selection when creating the Fund's portfolio. The Sub-Adviser adheres to an integrated, bottom-up, relative value investment process by evaluating macroeconomic factors that may impact crypto asset prices, such as interest rates, money supply, and inflation. When the Sub-Adviser believes macroeconomic conditions are supportive of risk tolerance and crypto asset prices, it will position the portfolio to have more direct crypto asset exposure (i.e., Crypto Asset Futures ETFs, Spot Crypto Asset ETPs and crypto asset futures). When the Sub-Adviser believes macroeconomic conditions are unsupportive, it will seek exposure to investments with less direct crypto asset exposure (i.e., stocks of companies within the crypto asset and blockchain industries) to limit potential downside risks of the portfolio.
The fundamental, stock specific analysis employed by the Sub-Adviser focuses on analyzing financial statements, management teams and corporate governance structures to determine an outlook for a particular company or industry. The Sub-Adviser also analyzes the blockchain ecosystem on an ongoing basis. This includes analyzing transactions, fees, hashrate, and numerous other “on-chain” indicators. On-chain indicators refer to a specific blockchain's historical transaction data that is publicly stored on the blockchain, which helps contextualize how users are utilizing the blockchain and indicates demand for the relevant native crypto asset. These blockchain indicators will be used to derive inputs (mining rewards, mining difficulty, “stablecoin” (a type of crypto asset designed to maintain a stable price over time by being pegged to another asset, typically a fiat currency) transactions, etc.) that will inform stock specific financial analysis. Additionally, the Sub-Adviser analyzes potential changes to the regulatory environment related to crypto assets given the importance of future regulation on the asset class. Based on its cumulative analysis, the Sub-Adviser selects stocks of companies it believes are best positioned to excel within the crypto asset and blockchain industry. The Sub-Adviser selects high conviction stocks ranging across sectors, such as bitcoin miners, financial services companies, hardware and device manufacturers, software manufacturers, and corporate treasury users.
The Sub-Adviser's sell strategy is guided by a comprehensive analysis of fundamental, technical, and industry-specific factors. The Sub-Adviser continuously monitors the portfolio companies' financial statements, management teams, and corporate governance structures for any signs of deterioration. Additionally, the Sub-Adviser stays vigilant for negative regulatory changes, declines in on-chain indicators such as transactions, fees, and hashrate, and broader industry headwinds. If the Sub-Adviser determines that a company's stock has become overvalued or that its outlook has diminished, it will sell the stock to realize profits or limit losses.
Additionally, the Sub-Adviser continually evaluates new investment opportunities, and will reduce existing holdings to reallocate to more attractive opportunities as they arise. Furthermore, the Sub-Adviser continuously evaluates the portfolio's overall risk profile and rebalances it as necessary to ensure alignment with its investment objectives. By dynamically adjusting the portfolio in response to changing market conditions, the Sub-Adviser seeks to optimize returns while managing risk.
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in the following group of industries: software; semiconductors & semiconductor equipment; financial services; and capital markets.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation,
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changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Digital Asset Ecosystem Companies Risk: Digital Asset Ecosystem Companies may use digital asset technologies or may provide products or services involved in the operation of the technology. The technology relating to digital assets, including blockchain and crypto assets, is new and developing and the risks associated with digital assets may not fully emerge until the technology is widely used. There is no assurance that widespread adoption of blockchain technology and crypto assets will occur, and the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchain technology or crypto assets, which could have an adverse impact on the Digital Asset Ecosystem and the Fund. Because the stock prices of these companies and the prices of crypto assets can be highly correlated, the success of the Fund's strategy may be limited given that the operations of companies in the blockchain and crypto asset industries are expected to be significantly affected by the overall sentiment related to, and the use of and investment in, blockchain technology and crypto assets. Certain features of digital asset technologies, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack. Restrictions imposed by governments on crypto asset-related activities may adversely impact blockchain companies and, in turn, the Fund. Digital Asset Ecosystem companies may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights, which may also reduce confidence in the viability of a digital asset. Because digital asset platforms, including crypto asset trading platforms, may operate across many national boundaries and regulatory jurisdictions, it is possible that they may be subject to widespread and inconsistent regulation. A significant disruption of internet connectivity affecting large numbers of users could impede the functionality of these technologies and adversely affect Digital Asset Ecosystem companies. In addition, these companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Digital asset systems built using third party products may be subject to technical defects or vulnerabilities beyond a company's control. Digital Asset Ecosystem companies are subject to more volatility than companies that do not rely as heavily on such technology. In addition, Digital Asset Ecosystem companies may be smaller, less-seasoned companies that may be more volatile than the overall market. These companies may engage in other lines of business unrelated to these activities and these lines of business could adversely affect their operating results. Digital Asset Ecosystem companies may also be impacted by the risks associated with crypto asset and crypto asset markets generally, as discussed in the Crypto Asset Risk discussion herein.
Cybersecurity-Related Risk: The Fund may invest in companies that rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Fund's portfolio may result in material adverse consequences for such company, as well as other companies included in the Fund's portfolio, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in the industries discussed below. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries than a fund that invests its assets in a more diversified manner.
Capital Markets Industry Risk: Capital Markets companies may be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.
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Financial Services Industry Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial industry may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the industry. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Semiconductors & Semiconductor Equipment Industry Risk: The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Software Industry Risk: Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.
Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.
Crypto Asset ETF Risk: The Fund may invest in or have exposure to one or more Crypto Asset Futures ETFs or Spot Crypto Asset ETPs (collectively, “Crypto Asset ETFs”) to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. Crypto Asset ETFs are relatively new investment products. As a result, the Crypto Asset ETFs in which the Fund may invest may have limited financial and operating histories. The Fund's investment exposure to Crypto Asset ETFs subjects the Fund to many of the same risks as an investment in a crypto asset, including those described elsewhere in this Prospectus. The value of interests in Crypto Asset ETFs and their underlying reference asset, crypto asset or crypto asset futures, is subject to a number of factors, including the capabilities and development of blockchain technologies, crypto assets' dependence on the internet, other technologies, and the role played by key service providers, users, developers and other facilitators (e.g., miners) and the potential for malicious activity at various stages in the crypto asset investment cycle. The Fund expects to purchase shares of any Crypto Asset ETF, either directly or indirectly, in the secondary market at its market price, which may be highly volatile and may not closely correspond to either the NAV per share of the Crypto Asset ETF or the price of a crypto asset. Shares of Crypto Asset ETFs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from a Crypto Asset ETF's NAV and/or the price of a crypto asset is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Crypto Asset ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Crypto Asset ETFs. Extreme volatility affecting crypto assets such as bitcoin may persist for extended periods and the value of the Fund's investment in a Crypto Asset ETF may decline significantly without recovery. Although often referred to as ETFs, the shares of Spot Crypto Asset ETPs in which the Fund may have investment exposure are not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections typical of investments in U.S. registered funds. The Fund's investments in
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Crypto Asset Futures ETFs are subject to the risks of a crypto asset futures contracts. Investments in crypto asset futures contracts may expose the Crypto Asset Futures ETF to significant risks, which include counterparty and liquidity risk. The market for crypto asset futures contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each may contribute to the supply of and demand for crypto asset futures contracts. Due to the high margin requirements for crypto asset futures contracts, a Crypto Asset Futures ETF may experience difficulty maintaining the desired level of exposure to crypto asset futures contracts, which may result in the Crypto Asset Futures ETF not being able to meet its investment objective.
Crypto Asset Futures Contracts Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund and/or Subsidiary may not be able to close out the futures contract at a favorable time or price. In addition, there may also be differences in returns between the futures contracts and the underlying reference asset due to divergence in prices or the costs associated with futures investing.
In addition to the risks associated with futures contracts generally, the market for crypto asset futures contracts has additional, unique risks. The market for crypto asset futures contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the crypto asset futures market has grown substantially since crypto asset futures commenced trading, there can be no assurance that this growth will continue. Crypto asset futures contracts are subject to collateral requirements and daily limits that may limit the Fund's ability to achieve the desired exposure. The CME Group's position limits prevent any single investor, such as the Fund (together with any other accounts managed by the Adviser required to be aggregated), from holding more than a specified number of crypto asset futures contracts. These position limits may hinder the Fund's ability to enter into the desired amount of crypto asset futures contracts at times (possibly further hindered if other accounts are required to be aggregated that also hold crypto asset futures contracts or options on crypto asset futures). If the Fund is unable to achieve such exposure, the Fund's returns may be lower than expected. Additionally, collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.
Crypto Asset Risk: While the Fund will not invest directly in a crypto asset, the value of certain of the Fund's investments in Crypto Asset ETFs that invest in crypto assets and in publicly traded securities of companies engaged in crypto asset-related businesses and activities are subject to fluctuations in the value of a crypto asset, which may be highly volatile. Crypto assets (also referred to as “crypto assets”, “virtual currencies” and “digital currencies”), such as bitcoin and ether, are digital assets designed to act as a medium of exchange. Despite being referred to as “currencies,” crypto assets are not widely accepted as a means of payment. While the price movements of ether and bitcoin generally have been highly correlated, ether has generally been subject to more extreme price swings. The value of crypto assets is determined by supply and demand in the global crypto asset markets, which consist primarily of transactions of the respective crypto assets on electronic trading platforms or trading venues. Unlike the exchanges for more traditional assets, the regulation of crypto asset trading venues is highly fragmented and not entirely clear. Due to the fragmentation and lack of oversight of these trading venues, there is a heightened potential for fraud and manipulation. Crypto asset trading platforms on which bitcoin and ether are traded, and which may serve as a pricing source for the calculation of the reference rate that is used for the purposes of valuing the Fund's investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy. Crypto assets are relatively new, and their value is influenced by a wide variety of factors that are uncertain and difficult to evaluate, such as the infancy of their development, regulatory changes, a crisis of confidence, their dependence on technologies such as cryptographic protocols, their dependence on the role played by miners and developers and the potential for malicious activity (e.g., theft). Crypto assets generally operate without central authority (such as a bank) and is not backed by any government. Crypto assets are not legal tender. Currently, there is relatively limited use of crypto assets in the retail and commercial marketplaces, which contributes to price volatility. Federal, state and/or foreign governments may restrict the use and exchange of crypto assets, and regulation in the U.S. is still developing. The market price of crypto assets, bitcoin in particular, has been subject to extreme fluctuations. If crypto asset markets continue to be subject to sharp fluctuations, investors may experience losses. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), crypto assets are susceptible to theft, loss, and destruction. Crypto asset trading platforms and other trading venues on which crypto assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Investors in crypto assets may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Additionally, holders of crypto assets may not be able to access their wallets due to the loss, theft, compromise or destruction of the private keys associated with the public addresses that hold the crypto assets. The Fund's indirect investment in crypto assets subjects it to volatility experienced by the crypto asset trading platforms and other crypto asset trading venues, which may adversely affect the performance of the Fund. Crypto asset trading platforms may stop operating or
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permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of crypto assets and thus the Fund's investments in crypto asset-related instruments or in publicly traded securities of companies engaged in crypto asset-related businesses and activities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
New Fund Risk: The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
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Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Subsidiary Investment Risk: The Subsidiary is not registered under the Investment Company Act of 1940, as amended (“1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance

The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: https://www.ssga.com/spdrs.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Galaxy Digital Capital Management LP (“Galaxy”) serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Galaxy, where the context requires.
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Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Christopher Rhine, Paul Cappelli and Ian Kolman.
Christopher Rhine, CFA is the Head of Liquid Active Strategies at Galaxy. Mr. Rhine joined Galaxy in 2022.
Paul Cappelli, is the Head of Liquid Passive Strategies at Galaxy. Mr. Cappelli joined Galaxy in 2017.
Ian Kolman, is a Vice President and Portfolio Manager at Galaxy. Mr. Kolman joined Galaxy in 2022.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on The Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com/spdrs.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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